Exhibit 99.1


         National CineMedia, Inc. Announces Financial Results for the Fourth Quarter and Fiscal 2006


    CENTENNIAL, Colo.--(BUSINESS WIRE)--March 19, 2007--National CineMedia, Inc. (NASDAQ: NCMI), the managing member and owner of 44.8% of National CineMedia, LLC (NCM LLC), the operator of the largest digital in-theatre network in North America, today announced results for the fourth quarter and fiscal year ended December 28, 2006.

    Total revenue of NCM LLC for the fourth quarter increased to $74.1 million from $44.6 million, primarily driven by the conversion of founding member legacy contracts to NCM LLC contracts, a 30.8% increase in advertising network theatre screens and a large CineMeetings multi-site event. National advertising inventory utilization was 100.2% and CPMs (cost per thousand) decreased 2.8% from the fourth quarter 2005. Net income increased to $0.7 million from a loss of $3.0 million in 2005 due primarily to the higher revenue, partially offset by increased payments to founding member theatre circuits, higher severance costs and option plan costs, and increased administrative costs associated with the digital cinema initiative and preparing the Company for its IPO. The increase in payments to founding members was driven by higher advertising revenue, as 68% of NCM LLC's advertising revenue was paid to its founding members in 2006, and 65% was paid in 2005.

    Total revenue of NCM LLC for fiscal 2006 increased to $219.3 million from $98.8 million, primarily driven by the fact that the 2005 period only includes nine months due to the timing of the formation of NCM LLC versus twelve months included in fiscal 2006, the conversion of founding member legacy contracts to NCM LLC contracts, a 30.8% increase in advertising network theatre screens and the successful fourth quarter CineMeetings multi-site event. National advertising inventory utilization was 79.3% for fiscal 2006 and CPMs increased 2.6% from fiscal 2005. The net loss for the year was $10.5 million compared to a net loss of $6.9 million for the nine month period in 2005. The increase was due to the inclusion of the lower margin first quarter in the 2006 annual results, increased payments to founding member theatre circuits, higher severance and option plan costs, and higher administrative costs associated with the digital cinema initiative and preparing the Company for its IPO.

    These historical results do not reflect the agreements and transactions associated with the Company's initial public offering of its stock and debt financing completed on February 13, 2007.

    Commenting on the Company's 2006 results, Chairman and CEO Kurt Hall said, "2006 was a transformational year for NCM LLC as we expanded our national reach to over 14,000 screens with the addition of Cinemark and Century, introduced our new FirstLook advertising pre show to very positive theatre audience reviews, began to realize incremental growth from our CineMeetings & Events businesses and prepared for our IPO and debt financing that were completed in 2007. With all this activity, I am very proud of our management team's ability to deliver continued growth in 2006." Mr. Hall concluded, "With our IPO now behind us, we are very focused on continued revenue and EBITDA growth by maximizing opportunities presented by the current favorable trends in the media marketplace."

    Pro Forma Financial Information

    In connection with the completion of the Company's initial public offering of stock and debt financing, National CineMedia acquired a 44.8% interest in NCM LLC. National CineMedia and NCM LLC entered into several new agreements, including amended and restated exhibitor services agreements and an LLC operating agreement with its founding members (AMC, Cinemark and Regal), the Loews integration agreement with AMC and an $805.0 million senior secured credit facility with a group of lenders. In order to facilitate additional comparative analysis between periods we have provided annual pro forma financial information that reflects these changes as if they had become effective on December 30, 2004. Attached is a summary of the historical and pro forma results for each quarter of fiscal year 2006. All pro forma amounts exclude payments from AMC associated with the Loews integration agreement. Such payments would have been $9.6 million during 2006 on a pro forma basis.

    Total pro forma revenue for the full fiscal year 2006 grew 24.4% to $275.7 million. Pro forma advertising revenue increased 20.5% to $250.0 million. Meetings and events revenue increased 84.1% to $25.4 million, primarily due to the large fourth quarter CineMeetings event. Pro forma adjusted EBITDA for the year grew 27.1% to $138.3 million. Pro forma adjusted EBITDA as a percentage of total pro forma revenue was 50.2%, a 110 basis point increase over 2005. Pro forma net income doubled to $16.6 million from $8.2 million in 2005.

    Dividend Policy

    As previously disclosed, National CineMedia intends to distribute over time a substantial portion of its free cash flow in the form of quarterly dividends to its stockholders. Initially these quarterly dividends are expected to be in the range of $0.10 to $0.12 per share. National CineMedia expects to declare its first quarterly dividend upon the completion of the second quarter of 2007 once approved by its Board of Directors and depending on the Company's current earnings and cash flows, anticipated cash needs, and future prospects.

    Guidance

    For the first quarter of 2007 National CineMedia expects total pro forma revenue to increase approximately 45% over the comparable pro forma revenue of $41.1 million in 2006. First quarter 2007 total pro forma revenue is expected to be a higher percentage of the total 2007 pro forma revenue than it has been historically.

    Conference Call

    The Company will host a conference call and audio webcast with investors, analysts and other interested parties today at 5:00 P.M. Eastern time. The live call can be accessed by dialing (877) 502-9274 or for international participants (913) 981-5584. Participants should register at least 15 minutes prior to the commencement of the call. Additionally, a live audio webcast will be available to interested parties at www.ncm.com under the Investor Relations section. Participants should allow at least 15 minutes prior to the commencement of the call to register, download and install necessary audio software.

    EBITDA and Adjusted EBITDA

    EBITDA, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures used by management to measure operating performance. EBITDA represents net income (loss) before net interest expense, income tax benefit (provision), and depreciation and amortization expense. Adjusted EBITDA excludes from EBITDA severance plan costs, share based payment costs and deferred stock compensation. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue. We believe EBITDA, adjusted EBITDA and adjusted EBITDA margin are important supplemental measures of operating performance because they eliminate items that have less bearing on our operating performance and so highlight trends in our core business that may not otherwise be apparent when relying solely on generally accepted accounting principles, or GAAP, financial measures. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

    Pro Forma Non-GAAP Information

    The unaudited pro forma financial information for the fourth quarter of 2006 and year-ended December 28, 2006 and the comparable periods of 2005 is included for informational purposes only and does not purport to reflect the results of operations of National CineMedia and NCM LLC that would have occurred had National CineMedia operated as a separate, independent company during the periods presented. The historical results of NCM LLC have been affected by related party transactions as discussed more fully in National CineMedia's public filings with the Securities and Exchange Commission. The pro forma financial information should not be relied upon as being indicative of National CineMedia's and NCM LLC's results of operations had the transactions contemplated in connection with the IPO Transactions been completed on the dates assumed. The pro forma financial information also does not project the results of operations for any future periods. The pro forma information is included because National CineMedia believes it provides the most meaningful basis for comparison between periods.

    About National CineMedia

    NCM LLC operates the largest digital in-theatre network in North America through long-term agreements with its founding members, AMC Entertainment Inc., Cinemark USA, Inc. and Regal Entertainment Group (NYSE: RGC), the three largest theatre operators in the U.S., and through multi-year agreements with several other theatre operators. NCM LLC produces and distributes its FirstLook pre feature program; cinema and lobby advertising products; comprehensive meeting and event services and other entertainment programming content. NCM LLC's national network includes over 14,000 screens of which approximately 11,500 are part of the Company's Digital Content Network (DCN). NCM LLC's national network is available in 154 Designated Market Areas(R) (49 of the top 50). During 2006, approximately 550 million patrons attended movies shown in theatres owned by the NCM LLC founding members. National CineMedia, Inc. (NASDAQ: NCMI) owns a 44.8% interest in and is the managing member of NCM LLC.

    Forward Looking Statements

    This press release contains various forward-looking statements that reflect management's current expectations or beliefs regarding future events, including statements regarding guidance for the first quarter of 2007 and the dividend policy. Investors are cautioned that reliance on these forward-looking statements involves risks and uncertainties. Although the Company believes that the assumptions used in the forward looking statements are reasonable, any of these assumptions could prove to be inaccurate and, as a result, actual results could differ materially from those expressed or implied in the forward looking statements. The factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are, among others, 1) the level of expenditures on cinema advertising; 2) increased competition for advertising expenditures; 3) technological changes and innovations; 4) popularity of major motion picture releases and level of theatre attendance; 5) shifts in population and other demographics that affect theatre attendance; 6) our ability to renew or replace expiring advertising and content contracts; 7) our need for additional funding, risks and uncertainties relating to our significant indebtedness; 8) fluctuations in operating costs; and 9) changes in interest rates, and
10) changes in accounting principles. Please refer to the Company's Securities and Exchange Commission filings for further information about these and other risks.



NATIONAL CINEMEDIA, LLC
Statement of Operations
($ in millions)

                                         Period
                                        March 29,
                               Year       2005     Quarter   Quarter
                               Ended     Through     Ended     Ended
                             December   December   December  December
                                28,        29,        28,       29,
                               2006       2005       2006      2005
                             --------- ----------- --------- ---------
REVENUE:
  Advertising                 $ 188.2      $ 56.0   $  60.0    $ 31.4
  Administrative fees--
   Members                        5.4        30.8       1.1       7.5
  Meetings and events            25.4        11.7      12.9       5.6
  Other                           0.3         0.3       0.1       0.1
                             --------- ----------- --------- ---------

           Total revenue        219.3        98.8      74.1      44.6
                             --------- ----------- --------- ---------

EXPENSES:
  Advertising operating
   costs                          9.2         6.3       3.2       2.4
  Meetings and events
   operating costs               11.1         5.4       6.6       2.9
  Circuit share costs--
   Members                      130.1        38.6      41.5      21.9
  Network costs                  14.7         9.2       4.2       3.5
  Selling and marketing
   costs                         38.2        24.9      10.3       9.7
  Administrative costs           16.4         9.8       5.0       3.7
  Severance plan costs            4.2         8.5       0.8       2.4
  Depreciation and
   amortization                   4.8         3.0       1.4       1.1
  Other costs                     0.6           -       0.2         -
                             --------- ----------- --------- ---------

           Total expenses       229.3       105.7      73.2      47.6
                             --------- ----------- --------- ---------

OPERATING INCOME / (LOSS)       (10.0)       (6.9)      0.9      (3.0)

INTEREST EXPENSE--Net             0.5           -       0.2         -
                             --------- ----------- --------- ---------

NET INCOME / (LOSS)           $ (10.5)     $ (6.9)  $   0.7    $ (3.0)
                             ========= =========== ========= =========






SELECTED BALANCE SHEET DATA
(audited)
($ in millions)
                                          December 28,  December 29,
                                             2006           2005
                                          ------------ ---------------
Cash and Cash Equivalents                        $6.7              $-
Receivables, net                                $63.9           $36.6
Property and Equipment, net                      12.6            10.0
Total Assets                                     90.0            48.8
Borrowings                                       10.0             1.3
Members' Equity                                   3.5             9.8





NATIONAL CINEMEDIA, INC.
Pro Forma Statement of Operations
($ in millions, except per share data)


                                            December 28,  December 29,
                                               2006          2005*
                                            ------------  ------------
Revenue:
Advertising                                 $     250.0   $     207.4
Administrative Fees--Members                          -             -
Meetings and Events                                25.4          13.8
Other                                               0.3           0.4
                                            ------------  ------------

TOTAL REVENUE                                     275.7         221.6
                                            ------------  ------------
Expenses:
Advertising Operating Costs                         9.2          10.5
Meetings / Events Operating Costs                  11.1           6.2
Network Costs                                      14.7          12.6
Circuit Share / Theatre
 Access Fee--Members                               49.1          36.5
Selling and Marketing                              38.2          32.2
Administrative                                     17.0          14.8
Deferred Stock Compensation                           -           0.3
Severance Plan Costs                                4.2           8.5
Depreciation and Amortization                       4.8           4.3
Other                                               0.6             -
                                            ------------  ------------

TOTAL EXPENSES                                    148.9         125.9
                                            ------------  ------------

Operating Income                                  126.8          95.7
Interest Expense                            $      65.0   $      65.0
                                            ------------  ------------

Income Before Income Taxes                         61.8          30.7

Income Taxes                                       24.7          12.3

Minority Interest, Net of Income Taxes             20.5          10.2
                                            ------------  ------------

NET INCOME                                  $      16.6   $       8.2

EARNINGS PER SHARE:
Basic                                       $      0.39   $      0.20
Diluted                                     $      0.40   $      0.20
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                        42,000,000    42,000,000
Diluted                                      93,876,553    93,850,951

* Includes pro forma results for NCM LLC for the nine months ended December 29, 2005, and Regal CineMedia Corporation and National
 Cinema Network for the three months ended March 31, 2005

Pro Forma Selected Balance Sheet Data
(in millions)

                                            December 28,
                                               2006
                                            ------------
Cash and Cash Equivalents                          $6.7
Receivables, net                            $      63.9
Property and Equipment, net                        12.6
Total Assets                                      333.5
Borrowings                                        735.0
Members' Equity                                  (601.7)




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)
 Operating Data



               Nine      Year                Year              Quarter
               Months    Ended               Ended   Quarter    Ended
               Ended      Dec.   Year Ended  Dec.     Ended     Dec.
              Dec. 29,    29,     Dec. 28,    28,    Dec. 28,    28,
                2005      2005      2006      2006     2006      2006

                          Pro                Pro                Pro
             Historical   Forma  Historical  Forma  Historical  Forma
             ---------- -------- ---------- ------- ---------- -------

Founding
 Member
 Screens at
 Period
 End(1)          9,696    9,696     13,127  13,127     13,127  13,127

Total Screens
 at Period
 End(2)         10,766   10,766     14,081  14,081     14,081  14,081

Digital
 Screens at
 Period
 End(3)          8,713    8,713     11,463  11,463     11,463  11,463

Founding
 Member
 Attendance
 for
 Period(4)
 (in
 millions)       299.3    395.2      514.1   514.1      129.7   129.7

Total
 Advertising
 Contract
 Value (in
 millions)
 (5)            $144.0   $203.7     $205.1  $245.1      $63.4   $73.6

Total
 Advertising
 Contract
 Value per
 Founding
 Member
 Attendee(5)     $0.48    $0.52      $0.40   $0.48      $0.49   $0.57

Capital
 Expenditures     $5.9     $7.3       $6.6    $6.6       $2.3    $2.3

(1) Represents the total number of screens within our advertising network operated by our founding members. Excludes Cinemark operated screens for the period ended December 29, 2005. Excludes Loews screens for all periods presented. Excludes Century screens for all periods presented through October 2006.
(2) Represents the sum of founding member screens and network affiliate screens.
(3) Represents the total number of screens which are connected to our digital content network.
(4) Represents the total attendance within our advertising network in theatres operated by our founding members. Excludes Cinemark attendance for the period ended December 29, 2005. Excludes Loews attendance for all periods presented. The Loews total attendance for the three months and year ended December 28, 2006 was approximately
 14.7 million and 63.2 million, respectively. Excludes Century attendance through October 2006 for all periods presented. The Century total attendance for the three months and year ended December 28, 2006 was approximately 11.2 million and 48.2 million, respectively.
(5) Includes advertising revenue plus legacy contract value for all historical periods. Excludes $3.7 million of revenue related to the beverage concessionaire agreements for Cinemark in the pro forma period ended December 29, 2005 as attendees for Cinemark were not included during this period. Excludes $1.2 million and $4.9 million of revenue related to the beverage concessionaire agreements for Loews in the pro forma three months and year ended December 28, 2006. Attendees for Loews were not included during these periods.




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)

Quarterly  Results of Operations

(in millions, except total advertising contract value revenue per founding member attendee)

                                        Quarter Ended
                        ----------------------------------------------
       Historical       March 28, June 28, September 28,  December 28,
                          2006     2006        2006          2006
                        --------- -------- -------------- ------------


Advertising Revenue        $23.1    $50.2          $54.9        $60.0
Total Revenue               27.4     57.1           60.7         74.1
Operating Income (Loss)     (9.4)    (1.1)          (0.4)         0.9
Net Income (Loss)           (9.4)    (1.2)          (0.6)         0.7

Founding Member
 Attendance                118.6    134.0          131.8        129.7
Advertising Contract
 Value                     $27.8    $56.5          $57.4        $63.4
Advertising Contract
 Value/Attendee            $0.23    $0.42          $0.44        $0.49

EBITDA                     ($8.2)       -           $0.7         $2.3
Adjusted EBITDA             (6.3)     1.1            2.2          3.9
Adjusted EBITDA Margin        NM      1.9%           3.6%         5.3%

                                        Quarter Ended
                        ----------------------------------------------
       Pro Forma        March 28, June 28, September 28,  December 28,
                          2006     2006        2006          2006
                        --------- -------- -------------- ------------


Advertising Revenue        $38.3    $68.1          $68.9        $74.7
Total Revenue               41.1     73.0           73.9         87.7
Operating Income             9.4     36.6           39.0         41.8
Net Income (Loss)           (1.8)     5.5            6.0          6.9

Founding Member
 Attendance                118.6    134.0          131.8        129.7
Advertising Contract
 Value                     $37.1    $66.8          $67.6        $73.6
Advertising Contract
 Value/Attendee            $0.31    $0.50          $0.51        $0.57

EBITDA                     $10.6    $37.7          $40.1        $43.2
Adjusted EBITDA             12.5     39.0           41.8         45.0
Adjusted EBITDA Margin      30.5%    53.4%          56.5%        51.4%




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)
Reconciliation of Net Income to EBITDA to Adjusted EBITDA
($ in millions)
The following tables reconcile net income (loss) to EBITDA, adjusted
 EBITDA and adjusted EBITDA margin on a historical and pro forma basis for the periods presented:

                                                               Three
                Nine      Year               Year     Three     Months
                Months    Ended              Ended    Months    Ended
                 Ended    Dec.   Year Ended  Dec.      Ended    Dec.
               Dec. 29,    29,    Dec. 28,    28,    Dec. 28,    28,
                 2005     2005      2006     2006      2006     2006

                          Pro                Pro                Pro
              Historical  Forma  Historical  Forma  Historical  Forma
              ---------- ------- ---------- ------- ---------- -------

Net Income
 (Loss)           $(6.9)   $8.2     $(10.5)  $16.6       $0.7    $6.9

Income Taxes         --    12.3         --    24.7         --    10.2

Minority
 Interest            --    10.2         --    20.5         --     8.4

Interest
 Expense             --    65.0        0.5    65.0        0.2    16.3

Depreciation
 and
 Amortization       3.0     4.3        4.8     4.8        1.4     1.4
              ---------- ------- ---------- ------- ---------- -------

EBITDA             (3.9)  100.0       (5.2)  131.6        2.3    43.2
              ---------- ------- ---------- ------- ---------- -------

Severance Plan
 Costs              8.5     8.5        4.2     4.2        0.8     0.8

Share-based
 Payment Costs       --      --        1.9     2.5        0.8     1.0

Deferred Stock
 Compensation        --     0.3         --      --         --      --
              ---------- ------- ---------- ------- ---------- -------

Adjusted
 EBITDA            $4.6  $108.8       $0.9  $138.3       $3.9   $45.0
              ========== ======= ========== ======= ========== =======

Adjusted
 EBITDA
 Margin*            4.7%   49.1%       0.4%   50.2%       5.3%   51.4%


                         Quarter            Quarter            Quarter
               Quarter    Ended   Quarter    Ended   Quarter    Ended
                Ended     March    Ended     June      Ended   Sept.
               March 30,   30,    June 29,    29,   Sept. 28,    28,
                 2006      2006     2006      2006     2006     2006

                          Pro                Pro                Pro
              Historical  Forma  Historical  Forma  Historical  Forma
              ---------- ------- ---------- ------- ---------- -------

Net Income
 (Loss)           $(9.4)  $(1.8)     $(1.2)   $5.5      $(0.6)   $6.0

Income Taxes         --    (2.3)        --     8.1         --     9.1

Minority
 Interest            --    (2.7)        --     6.8         --     7.6

Interest
 Expense             --    16.2        0.1    16.2        0.2    16.3

Depreciation
 and
 Amortization       1.2     1.2        1.1     1.1        1.1     1.1
              ---------- ------- ---------- ------- ---------- -------

EBITDA             (8.2)   10.6          -    37.7        0.7    40.1
              ---------- ------- ---------- ------- ---------- -------

Severance Plan
 Costs              1.9     1.9        0.8     0.8        0.7     0.7

Share-based
 Payment Costs       --      --        0.3     0.5        0.8     1.0

Deferred Stock
 Compensation        --      --         --      --         --      --
              ---------- ------- ---------- ------- ---------- -------

Adjusted
 EBITDA           $(6.3)  $12.5       $1.1   $39.0       $2.2   $41.8
              ========== ======= ========== ======= ========== =======

Adjusted
 EBITDA
 Margin*             NM    30.5%       1.9%   53.4%       3.6%   56.5%

* Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue.




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)
Proforma Statement of Operations
($ in millions, except per share data)


                     Quarter                                Quarter
                       Ended                               Ended March
                     March 30,                              30, 2006
                       2006     Contractual  Transaction   Pro Forma,
                     Historical  Adjustments  Adjustments  As Adjusted
Revenue:
 Advertising        $     23.1  $      15.2  $         -  $      38.3
 Administrative Fee
  - Members                1.5         (1.5)           -          0.0
 Meetings and Events       2.8            -            -          2.8
 Other                     0.0            -            -          0.0
                    ----------- ------------ ------------ ------------
      TOTAL REVENUE       27.4         13.7            -         41.1
                    ----------- ------------ ------------ ------------

Expenses:
 Advertising
  Operating Costs          1.4            -            -          1.4
 Meetings/Events
  Operating Costs          0.9            -            -          0.9
 Network Costs             3.1            -            -          3.1
 Circuit
  Share/Theatre
  Access Fee -
  Members                 16.3         (5.2)           -         11.1
 Selling and
  Marketing                8.6            -            -          8.6
 Administrative            3.5            -            -          3.5
 Deferred Stock
  Compensation             0.0            -            -          0.0
 Severance Plan
  Costs                    1.9            -            -          1.9
 Depreciation and
  Amortization             1.2            -            -          1.2
 Other                     0.0            -            -          0.0
                    ----------- ------------ ------------ ------------
      TOTAL EXPENSES      36.9         (5.2)           -         31.7
                    ----------- ------------ ------------ ------------

Operating
 Income/(Loss)            (9.5)        18.9            -          9.4
Interest Expense                                    16.2         16.2
                    ----------- ------------ ------------ ------------
Income (Loss) Before
 Income Taxes             (9.5)        18.9        (16.2)        (6.8)
Income Taxes                 -            -         (2.7)        (2.7)
Minority Interest,
 Net of Income Taxes         -            -         (2.3)        (2.3)
                    ----------- ------------ ------------ ------------
      NET
       INCOME/(LOSS)$     (9.5) $      18.9  $     (11.2) $      (1.8)
                    =========== ============ ============ ============

      EARNINGS PER
       SHARE:
      Basic                                               $     (0.04)
      Diluted                                             $     (0.04)

      WEIGHTED
       AVERAGE
      SHARES
       OUTSTANDING:
      Basic                                                42,000,000
      Diluted                                              93,850,951




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)
Proforma Statement of Operations
($ in millions, except per share data)


                                                            Quarter
                      Quarter                              Ended June
                    Ended June                             29, 2006
                     29, 2006   Contractual  Transaction   Pro Forma,
                    Historical  Adjustments  Adjustments  As Adjusted
Revenue:
 Advertising        $     50.2  $      17.9  $         -  $      68.1
 Administrative Fee
  - Members                2.0         (2.0)           -          0.0
 Meetings and Events       4.9            -            -          4.9
 Other                     0.0            -            -          0.0
                    ----------- ------------ ------------ ------------
      TOTAL REVENUE       57.1         15.9            -         73.0
                    ----------- ------------ ------------ ------------

Expenses:
 Advertising
  Operating Costs          2.4            -            -          2.4
 Meetings/Events
  Operating Costs          2.1            -            -          2.1
 Network Costs             3.9            -            -          3.9
 Circuit
  Share/Theatre
  Access Fee -
  Members                 34.4        (22.0)           -         12.4
 Selling and
  Marketing                9.7            -            -          9.7
 Administrative            3.8            -          0.2          4.0
 Deferred Stock
  Compensation             0.0            -            -          0.0
 Severance Plan
  Costs                    0.8            -            -          0.8
 Depreciation and
  Amortization             1.1            -            -          1.1
 Other                     0.0            -            -          0.0
                    ----------- ------------ ------------ ------------
      TOTAL EXPENSES      58.2        (22.0)         0.2         36.4
                    ----------- ------------ ------------ ------------

Operating
 Income/(Loss)            (1.1)        37.9         (0.2)        36.6
Interest Expense           0.1            -         16.1         16.2
                    ----------- ------------ ------------ ------------
Income (Loss) Before
 Income Taxes             (1.2)        37.9        (16.3)        20.4
Income Taxes                 -            -          8.1          8.1
Minority Interest,
 Net of Income Taxes         -            -          6.8          6.8
                    ----------- ------------ ------------ ------------
      NET
       INCOME/(LOSS)$     (1.2) $      37.9  $     (31.2) $       5.5
                    =========== ============ ============ ============

      EARNINGS PER
       SHARE:
      Basic                                               $      0.13
      Diluted                                             $      0.13

      WEIGHTED
       AVERAGE
      SHARES
       OUTSTANDING:
      Basic                                                42,000,000
      Diluted                                              93,882,497




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)
Proforma Statement of Operations
($ in millions, except per share data)


                                                            Quarter
                      Quarter                                Ended
                       Ended                               September
                     September                             28, 2006
                     28, 2006   Contractual  Transaction   Pro Forma,
                    Historical  Adjustments  Adjustments  As Adjusted
Revenue:
 Advertising        $     54.9  $      14.0  $         -  $      68.9
 Administrative Fee
  - Members                0.8         (0.8)           -          0.0
 Meetings and Events       4.8            -            -          4.8
 Other                     0.2            -            -          0.2
                    ----------- ------------ ------------ ------------
      TOTAL REVENUE       60.7         13.2            -         73.9
                    ----------- ------------ ------------ ------------

Expenses:
 Advertising
  Operating Costs          2.2            -            -          2.2
 Meetings/Events
  Operating Costs          1.5            -            -          1.5
 Network Costs             3.5            -            -          3.5
 Circuit
  Share/Theatre
  Access Fee -
  Members                 38.0        (26.4)           -         11.6
 Selling and
  Marketing                9.6            -            -          9.6
 Administrative            4.1            -          0.2          4.3
 Deferred Stock
  Compensation             0.0            -            -          0.0
 Severance Plan
  Costs                    0.7            -            -          0.7
 Depreciation and
  Amortization             1.1            -            -          1.1
 Other                     0.4            -            -          0.4
                    ----------- ------------ ------------ ------------
      TOTAL EXPENSES      61.1        (26.4)         0.2         34.9
                    ----------- ------------ ------------ ------------

Operating
 Income/(Loss)            (0.4)        39.6         (0.2)        39.0
Interest Expense           0.2                      16.1         16.3
                    ----------- ------------ ------------ ------------
Income (Loss) Before
 Income Taxes             (0.6)        39.6        (16.3)        22.7
Income Taxes                                         9.1          9.1
Minority Interest,
 Net of Income Taxes                                 7.6          7.6
                    ----------- ------------ ------------ ------------
      NET
       INCOME/(LOSS)$     (0.6) $      39.6  $     (33.0) $       6.0
                    =========== ============ ============ ============

      EARNINGS PER
       SHARE:
      Basic                                               $      0.14
      Diluted                                             $      0.15

      WEIGHTED
       AVERAGE
      SHARES
       OUTSTANDING:
      Basic                                                42,000,000
      Diluted                                              93,884,127




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)
Proforma Statement of Operations
($ in millions, except per share data)


                                                            Quarter
                      Quarter                                Ended
                       Ended                                December
                     December                              28, 2006
                     28, 2006   Contractual  Transaction   Pro Forma,
                    Historical  Adjustments  Adjustments  As Adjusted
Revenue:
 Advertising        $     60.0  $      14.7  $         -  $      74.7
 Administrative Fee
  - Members                1.1         (1.1)           -          0.0
 Meetings and Events      12.9            -            -         12.9
 Other                     0.1            -            -          0.1
                    ----------- ------------ ------------ ------------
      TOTAL REVENUE       74.1         13.6            -         87.7
                    ----------- ------------ ------------ ------------

Expenses:
 Advertising
  Operating Costs          3.2            -            -          3.2
 Meetings/Events
  Operating Costs          6.6            -            -          6.6
 Network Costs             4.2            -            -          4.2
 Circuit
  Share/Theatre
  Access Fee -
  Members                 41.5        (27.5)           -         14.0
 Selling and
  Marketing               10.3            -            -         10.3
 Administrative            5.0            -          0.2          5.2
 Deferred Stock
  Compensation             0.0            -            -          0.0
 Severance Plan
  Costs                    0.8            -            -          0.8
 Depreciation and
  Amortization             1.4            -            -          1.4
 Other                     0.2            -            -          0.2
                    ----------- ------------ ------------ ------------
      TOTAL EXPENSES      73.2        (27.5)         0.2         45.9
                    ----------- ------------ ------------ ------------

Operating
 Income/(Loss)             0.9         41.1         (0.2)        41.8
Interest Expense           0.2                      16.1         16.3
                    ----------- ------------ ------------ ------------
Income (Loss) Before
 Income Taxes              0.7         41.1        (16.3)        25.5
Income Taxes                 -            -         10.2         10.2
Minority Interest,
 Net of Income Taxes         -            -          8.4          8.4
                    ----------- ------------ ------------ ------------
      NET
       INCOME/(LOSS)$      0.7  $      41.1  $     (34.9) $       6.9
                    =========== ============ ============ ============

      EARNINGS PER
       SHARE:
      Basic                                               $      0.16
      Diluted                                             $      0.16

      WEIGHTED
       AVERAGE
      SHARES
       OUTSTANDING:
      Basic                                                42,000,000
      Diluted                                              93,885,689




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)
Proforma Statement of Operations
($ in millions, except per share data)


                                                           Year Ended
                    Year Ended                              December
                     December                              28, 2006
                     28, 2006   Contractual  Transaction   Pro Forma,
                    Historical  Adjustments  Adjustments  As Adjusted
Revenue:
 Advertising        $    188.2  $      61.8  $         -  $     250.0
 Administrative Fee
  - Members                5.4         (5.4)           -          0.0
 Meetings and Events      25.4            -            -         25.4
 Other                     0.3            -            -          0.3
                    ----------- ------------ ------------ ------------
      TOTAL REVENUE      219.3         56.4            -        275.7
                    ----------- ------------ ------------ ------------

Expenses:
 Advertising
  Operating Costs          9.2            -            -          9.2
 Meetings/Events
  Operating Costs         11.1            -            -         11.1
 Network Costs            14.7            -            -         14.7
 Circuit
  Share/Theatre
  Access Fee -
  Members                130.2        (81.1)           -         49.1
 Selling and
  Marketing               38.2            -            -         38.2
 Administrative           16.4            -          0.6         17.0
 Deferred Stock
  Compensation             0.0            -            -          0.0
 Severance Plan
  Costs                    4.2            -            -          4.2
 Depreciation and
  Amortization             4.8            -            -          4.8
 Other                     0.6            -            -          0.6
                    ----------- ------------ ------------ ------------
      TOTAL EXPENSES     229.4        (81.1)         0.6        148.9
                    ----------- ------------ ------------ ------------

Operating
 Income/(Loss)           (10.1)       137.5         (0.6)       126.8
Interest Expense           0.5            -         64.5         65.0
                    ----------- ------------ ------------ ------------
Income (Loss) Before
 Income Taxes            (10.6)       137.5        (65.1)        61.8
Income Taxes                 -            -         24.7         24.7
Minority Interest,
 Net of Income Taxes         -            -         20.5         20.5
                    ----------- ------------ ------------ ------------
      NET
       INCOME/(LOSS)$    (10.6) $     137.5  $    (110.3) $      16.6
                    =========== ============ ============ ============

      EARNINGS PER
       SHARE:
      Basic                                               $      0.39
      Diluted                                             $      0.40

      WEIGHTED
       AVERAGE
      SHARES
       OUTSTANDING:
      Basic                                                42,000,000
      Diluted                                              93,876,553




NATIONAL CINEMEDIA, LLC (Historical) and
NATIONAL CINEMEDIA, INC. (Pro Forma)
Proforma Statement of Operations
($ in millions, except per share data)


                                                           Year Ended
                    Year Ended                              December
                     December                              29, 2005
                     29, 2005   Contractual  Transaction   Pro Forma,
                    Historical  Adjustments  Adjustments  As Adjusted
Revenue:
 Advertising        $     84.9  $     122.5  $         -  $     207.4
 Administrative Fee
  - Members               30.8        (30.8)           -          0.0
 Meetings and Events      13.8            -            -         13.8
 Other                     0.4            -            -          0.4
                    ----------- ------------ ------------ ------------
      TOTAL REVENUE      129.9         91.7            -        221.6
                    ----------- ------------ ------------ ------------

Expenses:
 Advertising
  Operating Costs         10.5            -            -         10.5
 Meetings/Events
  Operating Costs          6.2            -            -          6.2
 Network Costs            12.6            -            -         12.6
 Circuit
  Share/Theatre
  Access Fee -
  Members                 45.6         (9.1)           -         36.5
 Selling and
  Marketing               32.2            -            -         32.2
 Administrative           14.8            -            -         14.8
 Deferred Stock
  Compensation             0.3            -            -          0.3
 Severance Plan
  Costs                    8.5            -            -          8.5
 Depreciation and
  Amortization             4.3            -            -          4.3
 Other                     0.8         (0.8)           -          0.0
                    ----------- ------------ ------------ ------------
      TOTAL EXPENSES     135.8         (9.9)           -        125.9
                    ----------- ------------ ------------ ------------

Operating
 Income/(Loss)            (5.9)       101.6            -         95.7
Interest Expense             -            -         65.0         65.0
                    ----------- ------------ ------------ ------------
Income (Loss) Before
 Income Taxes             (5.9)       101.6        (65.0)        30.7
Income Taxes               0.3         (0.3)        12.3         12.3
Minority Interest,
 Net of Income Taxes         -            -         10.2         10.2
                    ----------- ------------ ------------ ------------
      NET
       INCOME/(LOSS)$     (6.2) $     101.9  $     (87.5) $       8.2
                    =========== ============ ============ ============

      EARNINGS PER
       SHARE:
      Basic                                               $      0.20
      Diluted                                             $      0.20

      WEIGHTED
       AVERAGE
      SHARES
       OUTSTANDING:
      Basic                                                42,000,000
      Diluted                                              93,850,951


    Notes to the Pro Forma Condensed Consolidated Statements of
Operations:

    1. Year ended December 29, 2005 historical results include the historical operating results for NCM LLC for the nine months ended December 29, 2005, and the historical operating results of our predecessors RCM and NCN for the three months ended March 31, 2005.

    2. Contractual adjustments represent the increase to advertising revenue to reflect the pro forma assignment from the founding members to NCM LLC of all legacy advertising contracts in accordance with the exhibitor services agreements to be entered into in connection with the completion of the offering, based on the actual revenue generated from those legacy contracts, the reversal of the related legacy contract administrative fees historically recorded by NCM LLC and the increase in circuit share expense resulting from the increased advertising revenue, computed at 65% for 2005 and 68% for 2006 as a percentage of legacy contract revenue. Legacy advertising contracts are those contracts signed by RCM and NCN prior to the formation of NCM LLC. In addition, adjustments include the pro forma effect of the revenue from the sale of additional theatre advertising inventory to the founding members, in accordance with the exhibitor services agreements entered into in connection with the completion of the offering, in order for the founding members to fulfill their beverage concessionaire agreement on-screen advertising commitments. Contractual adjustments also include the change in circuit share payments pursuant to the exhibitor services agreements to be entered into in connection with the completion of the offering. Under the terms of our prior contracts with our founding members, the circuit share payments were based on varying percentages of advertising revenue. Under the modified exhibitor services agreements, the theatre access fee payments will initially be based on a per attendee and per digital screen calculation.

    3. Transaction adjustments represent interest expense, including amortization of deferred financing fees, over the term of the new senior secured credit facility. Interest expense also includes the impact of an interest rate hedge agreement covering 75% of the outstanding balance on the term loan. In addition, adjustment includes amount to reflect minority interest expense, net of income tax expense/(benefit), resulting from the founding members' ownership of approximately 55.2% of the NCM LLC common membership units outstanding immediately after the offering. Transaction adjustments also include adjustments necessary to reflect federal and state income taxes on the income allocated from NCM LLC to NCM Inc.

    4. Basic earnings per share is calculated on the assumption that the 42,000,000 shares sold in the offering are outstanding over the entire period. Diluted earnings per share is calculated assuming that
(a) the unit option shares, as converted and unvested shares of restricted stock are outstanding during periods corresponding to their original issuance date (after application of the treasury stock method), and (b) our founding members redeem all of their current NCM LLC common membership units in exchange for an aggregate of 51,850,951 shares of common stock.


    CONTACT: National CineMedia, Inc.
             Investors:
             Nikki Sacks, 800-844-0935
             investors@ncm.com
             or
             Media:
             Lauren Leff, 212-931-8107
             lauren.leff@ncm.com